UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-09397

                                  The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                     Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund Annual Report — December 31, 2015

Mario J. Gabelli, CFA
Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund decreased 8.3% compared with a decrease of 4.9% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

The S&P 500 Utilities Index provided a -4.9% total return in 2015, compared with a +1.4% for the S&P 500 Index. The modest underperformance was not surprising, given that utility stocks were among the best performers in 2014, with the S&P 500 Utilities Index returning 29.0% (24.3% in price) compared to 13.7% for the S&P 500 Index. The 2015 Utilities Index performance was hampered by ongoing interest rate fears, and significant underperformance of merchant power companies and utilities with exposure to commodity prices. The year was highlighted by another wave of consolidation, low gas prices, a finalized Clean Power Plan, and mild weather.

On December 16, 2015, the Federal Reserve raised the Federal Funds rate to a range of 0.25%-0.50%, from 0.00%-0.25%. From mid-2006 through 2008, the Fed lowered the benchmark rate several times all the way to zero, where it stood until the most recent action. The Fed made it clear that the pace of future increases will be gradual and dependent on economic data. Utility share prices are more sensitive to changes in longer term interest rates and the 10 and 30 year U.S. Treasury yields have hovered near the current 2.27% and 3.02% over the past twelve months.

For several decades, utility companies have acquired other utilities and utility assets for the sake of gaining economies of scale and efficiency. The same forces that resulted in more than one hundred utility takeover announcements over the past two decades remain in place, and new forces have come into play that continue to drive this long term trend. Climate change and environmental policy have pressured marginal players. The electric and gas utility sector remains fragmented, with roughly sixty electric utilities and thirty gas utilities.

Our investments in regulated companies have been primarily, though not exclusively, focused on fundamentally sound, reasonably priced, mid cap and small cap utilities that are likely acquisition targets for large utilities seeking increased bulk. We prefer utilities that operate in more constructive regulatory environments, possess lower carbon footprints, and/or access to strategic geographies. We favor utilities with pending transmission line developments, and we focus on natural gas pipelines and storage operators as a way to take advantage of the growing demand for natural gas in the U.S.

Some of our better performing stocks for the year included EarthLink Holdings Corp. (0.3% of net assets as of December 31, 2015), a managed network and cloud services provider operating in two divisions: EarthLink Business (selling communications, IT and virtualization, cloud computing, IT security, and hosted applications and support services) and EarthLink Consumer (selling broadband Internet, Web hosting and commerce, and related online services); Nippon Telegraph & Telephone Corp. (0.6%), a Japanese provider of fixed and mobile voice related services, telecommunications equipment, system integration and other telecom-related services; and Cablevision Systems Corp. (CVC) (2.0%), a provider of broadband, television, and phone service to approximately three million subscribers in the New York metropolitan area. An industry pioneer, CVC developed the most advanced cable plant in the country and converted over 70% of its subscribers into triple play (video, phone, and broadband) customers. After years as a potential acquisition candidate, in September 2015 CVC agreed to a sale to Altice for $34.90 per share in cash.

Some of the Fund’s weaker performing investments were Kinder Morgan Inc. (0.2%), an energy infrastructure and Natural Gas company based in North America operating multiple segments including its 100% owned and operated Trans Mountain pipeline system; Freeport-McMoRan Inc. (0.1%), a natural resource company with an industry portfolio of mineral assets, oil and natural gas resources, and a production profile. Freeport is also engaged in operating copper conversion facilities, a refinery, three rod mills and a specialty copper products facility; and Devon Energy Corp. (0.1%), an independent energy company engaged in the exploration, development and production of oil, natural gas and natural gas liquids, operating in various North American and onshore areas.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(8/31/99)
Class AAA (GABUX)	(8.25)%	6.22%	6.43%	5.32%	7.16%
S&P 500 Utilities Index	(4.85)	11.03	7.41	4.09	6.00
S&P 500 Index	1.38	12.57	7.31	5.00	4.68
Lipper Utility Fund Average	(10.09)	8.95	7.17	5.09	5.85
Class A (GAUAX)	(8.32)	6.25	6.44	5.34	7.18
With sales charge (b)	(13.59)	5.00	5.82	4.93	6.79
Class C (GAUCX)	(9.05)	5.44	5.64	4.65	6.53
With contingent deferred sales charge (c)	(9.96)	5.44	5.64	4.65	6.53
Class I (GAUIX)	(8.10)	6.49	6.63	5.45	7.29

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.36%, 1.36%, 2.11%, and 1.11%, respectively. See page 13 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Utilities Fund

Actual Fund Return
Class AAA	$1,000.00	$ 971.70	1.39%	$ 6.91
Class A	$1,000.00	$ 972.10	1.39%	$ 6.91
Class C	$1,000.00	$ 967.80	2.14%	$10.61
Class I	$1,000.00	$ 972.50	1.14%	$ 5.67
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.39%	$ 7.07
Class A	$1,000.00	$1,018.20	1.39%	$ 7.07
Class C	$1,000.00	$1,014.42	2.14%	$10.87
Class I	$1,000.00	$1,019.46	1.14%	$ 5.80

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The Gabelli Utilities Fund

Energy and Utilities	70.6%
Communications	23.3%
Other	6.7%
Other Assets and Liabilities (Net)	(0.6)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 100.5%
	ENERGY AND UTILITIES — 70.6%
	Alternative Energy — 0.3%
370,000	Algonquin Power & Utilities Corp.	$2,068,158	$2,917,323
36,000	NextEra Energy Partners LP	904,113	1,074,600
65,000	Ormat Technologies Inc., New York	1,685,559	2,370,550
6,739	Ormat Technologies Inc., Tel Aviv	196,537	246,283

		4,854,367	6,608,756

	Electric Integrated — 45.3%
310,000	ALLETE Inc.	11,164,607	15,757,300
87,000	Alliant Energy Corp.	3,065,132	5,433,150
560,000	Ameren Corp.	16,393,894	24,208,800
765,000	American Electric Power Co. Inc.	32,204,192	44,576,550
2,000	Atlantic Power Corp.	27,502	3,960
180,000	Avangrid Inc.†	6,737,133	6,912,000
295,000	Avista Corp.	7,258,656	10,434,150
588,000	Black Hills Corp.	15,552,663	27,300,840
16,000	Calpine Corp.†	309,022	231,520
520,000	Cleco Corp.	27,672,247	27,149,200
60,000	CMS Energy Corp.	402,675	2,164,800
184,000	Dominion Resources Inc.	9,278,576	12,445,760
4,000	DTE Energy Co.	151,595	320,760
316,000	Duke Energy Corp.	17,627,883	22,559,240
770,000	Edison International	31,652,411	45,591,700
815,000	El Paso Electric Co.	18,146,080	31,377,500
1,400	Entergy Corp.	96,612	95,704
956,000	Eversource Energy	22,722,908	48,822,920
435,000	Exelon Corp.	14,033,318	12,079,950
405,000	FirstEnergy Corp.	11,919,220	12,850,650
115,000	Fortis Inc.	3,606,944	3,109,164
1,070,000	Great Plains Energy Inc.	24,497,650	29,221,700
930,000	Hawaiian Electric Industries Inc.	22,212,883	26,923,500
42,000	IDACORP Inc.	1,703,782	2,856,000
112,000	ITC Holdings Corp.	3,130,041	4,396,000
330,000	MGE Energy Inc.	10,419,238	15,312,000
880,000	NextEra Energy Inc.	65,999,600	91,423,200
260,000	NiSource Inc.	2,319,251	5,072,600
463,000	NorthWestern Corp.	12,586,769	25,117,750
790,000	OGE Energy Corp.	13,380,182	20,769,100
750,000	Otter Tail Corp.	18,231,860	19,972,500
120,000	PG&E Corp.	4,272,684	6,382,800
325,000	Pinnacle West Capital Corp.	13,324,080	20,956,000
1,615,000	PNM Resources Inc.	20,143,149	49,370,550
572,000	PPL Corp.	17,657,112	19,522,360
192,000	Public Service Enterprise Group Inc.	5,558,607	7,428,480
380,000	SCANA Corp.	14,567,207	22,986,200

Shares		Cost	Market Value

58,000	Talen Energy Corp.†	$980,385	$361,340
960,000	TECO Energy Inc.	17,029,080	25,584,000
420,000	The Empire District Electric Co.	8,538,370	11,789,400
485,000	The Southern Co.	17,666,344	22,693,150
39,000	Unitil Corp.	970,325	1,399,320
468,000	Vectren Corp.	12,980,493	19,852,560
685,000	WEC Energy Group Inc.	20,135,095	35,147,350
910,000	Westar Energy Inc.	21,392,793	38,593,100
350,000	Xcel Energy Inc.	7,392,278	12,568,500

		607,112,528	889,125,078

	Electric Transmission and Distribution — 0.3%
74,000	Consolidated Edison Inc.	3,048,772	4,755,980

	Global Utilities — 2.9%
11,000	AES Tiete SA, Preference	154,630	40,205
32,000	Chubu Electric Power Co. Inc.	569,135	442,614
35,000	E.ON SE	898,724	339,704
12,004	EDF SA	268,995	177,091
5,000	EDP - Energias de Portugal SA, ADR	134,159	180,800
200,000	Electric Power Development Co. Ltd.	4,991,198	7,196,639
10,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference†	32,332	21,232
190,000	Emera Inc.	4,704,398	5,936,041
35,000	Enagas SA	916,226	988,948
100,000	Endesa SA	2,186,478	2,013,215
240,000	Enel SpA	1,244,860	1,015,117
2,000	EuroSite Power Inc.†	1,300	1,900
500,000	Hera SpA	1,056,604	1,331,276
66,000	Hokkaido Electric Power Co. Inc.†	1,054,241	684,737
40,000	Hokuriku Electric Power Co.	661,406	597,363
180,000	Huaneng Power International Inc., ADR	4,762,737	6,174,000
265,776	Iberdrola SA	2,102,516	1,891,860
45,000	Iberdrola SA, ADR	1,344,640	1,274,400
405,000	Korea Electric Power Corp., ADR†	5,392,840	8,573,850
100,000	Kyushu Electric Power Co. Inc.†	1,462,973	1,104,039
17,000	National Grid plc, ADR	768,389	1,182,180
90,000	Red Electrica Corporacion SA	4,191,840	7,541,976
32,000	Shikoku Electric Power Co. Inc.	578,871	505,845
2,000	Snam SpA	8,967	10,498
90,000	Statoil ASA	2,038,450	1,257,732
28,000	The Chugoku Electric Power Co. Inc.	509,466	372,728

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
310,000	The Kansai Electric Power Co. Inc.†	$4,289,320	$3,764,258
55,000	The Tokyo Electric Power Co. Inc.†	208,402	319,855
170,000	Tohoku Electric Power Co. Inc.	2,793,879	2,149,840

		49,327,976	57,089,943

	Merchant Energy — 1.5%
40,000	GenOn Energy Inc. - Old, Escrow†	0	0
15,000	GenOn Energy Inc., Escrow†	0	0
130,000	NRG Energy Inc.	2,945,842	1,530,100
2,969,200	The AES Corp.	33,075,244	28,415,244

		36,021,086	29,945,344

	Natural Gas Integrated — 9.0%
10,000	Apache Corp.	692,356	444,700
24,083	Atlas Energy Group LLC†	95,065	22,879
67,000	Devon Energy Corp.	3,991,060	2,144,000
1,000	Dominion Midstream Partners LP†	38,491	30,660
20,000	Energen Corp.	239,277	819,800
610,000	Energy Transfer Equity LP	1,757,215	8,381,400
7,500	Energy Transfer Partners LP	381,680	252,975
150,000	Hess Corp.	8,975,826	7,272,000
305,100	Kinder Morgan Inc.	7,004,118	4,552,092
2,100,000	National Fuel Gas Co.	105,296,360	89,775,000
456,000	Northwest Natural Gas Co.	20,368,578	23,078,160
520,000	ONEOK Inc.	6,975,466	12,823,200
600,000	Spectra Energy Corp.	13,136,488	14,364,000
363,000	UGI Corp.	7,699,597	12,254,880

		176,651,577	176,215,746

	Natural Gas Utilities — 6.0%
110,000	AGL Resources Inc.	4,368,477	7,019,100
85,000	Atmos Energy Corp.	2,337,557	5,358,400
94,000	CenterPoint Energy Inc.	1,812,563	1,725,840
50,000	Chesapeake Utilities Corp.	918,098	2,837,500
260,000	Columbia Pipeline Group Inc.	3,627,546	5,200,000
37,900	CONSOL Energy Inc.	693,834	299,410
324,000	Corning Natural Gas Holding Co.(a)	3,685,398	5,224,500
166,018	Delta Natural Gas Co. Inc.	2,516,138	3,484,718
100,000	Gulf Coast Ultra Deep Royalty Trust†	134,313	15,010
14,000	New Jersey Resources Corp.	328,068	461,440
143,000	ONE Gas Inc.	1,132,190	7,174,310
72,000	Piedmont Natural Gas Co. Inc.	1,793,795	4,105,440

Shares		Cost	Market Value

48,000	Questar Corp.	$853,212	$935,040
44,000	RGC Resources Inc.	701,712	926,200
140,000	South Jersey Industries Inc.	1,982,945	3,292,800
1,000,000	Southwest Gas Corp.	38,195,082	55,160,000
4,000	Targa Resources Corp.	365,498	108,240
139,000	The Laclede Group Inc.	4,456,720	8,257,990
98,500	WGL Holdings Inc.	3,993,938	6,204,515

		73,897,084	117,790,453

	Natural Resources — 1.7%
14,000	Alliance Holdings GP LP	223,811	282,520
59,000	Anadarko Petroleum Corp.	4,120,234	2,866,220
154,000	BP plc, ADR	6,383,186	4,814,040
70,000	California Resources Corp.	350,351	163,100
330,000	Cameco Corp.	6,423,853	4,068,900
8,000	Compania de Minas Buenaventura SAA, ADR†	87,836	34,240
717,000	Mueller Industries Inc.	15,637,479	19,430,700
6,300	Occidental Petroleum Corp.	448,572	425,943
10,067	Peabody Energy Corp.	138,216	77,315
30,000	Tullow Oil plc†	211,874	73,283
2,000	Ultra Petroleum Corp.†	5,199	5,000

		34,030,611	32,241,261

	Services — 0.6%
10,000	Areva SA†	209,327	58,946
18,000	Halliburton Co.	574,929	612,720
34,000	MDU Resources Group Inc.	738,008	622,880
50,000	Patterson-UTI Energy Inc.	737,566	754,000
69,000	Rowan Companies plc, Cl. A	2,361,996	1,169,550
1,000	Tenaris SA, ADR	19,870	23,800
1,000,000	Weatherford International plc†	12,905,793	8,390,000

		17,547,489	11,631,896

	Water — 2.2%
8,000	American States Water Co.	110,252	335,600
120,000	American Water Works Co. Inc.	2,868,806	7,170,000
560,000	Aqua America Inc.	10,117,018	16,688,000
5,000	California Water Service Group	90,622	116,350
10,500	Connecticut Water Service Inc.	264,790	399,105
16,000	Consolidated Water Co. Ltd.	193,044	195,840
20,000	Middlesex Water Co.	356,954	530,800
230,000	Severn Trent plc	5,962,348	7,381,510
225,000	SJW Corp.	5,371,647	6,671,250
88,000	The York Water Co.	1,222,051	2,194,720
44,000	United Utilities Group plc, ADR	1,185,493	1,205,380

		27,743,025	42,888,555

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Diversified Industrial — 0.7%
30,000	AZZ Inc.	$1,212,304	$1,667,100
50,000	General Electric Co.	741,933	1,557,500
360,000	Mueller Water Products Inc., Cl. A	1,974,640	3,096,000
19,500	Park-Ohio Holdings Corp.	363,376	717,210
230,000	Tyco International plc	6,233,102	7,334,700

		10,525,355	14,372,510

	Environmental Services — 0.1%
20,000	Covanta Holding Corp.	350,266	309,800
80,000	Veolia Environnement SA	1,097,512	1,900,953

		1,447,778	2,210,753

	TOTAL ENERGY AND UTILITIES	1,042,207,648	1,384,876,275

	COMMUNICATIONS — 23.2%
	Cable and Satellite — 7.1%
1,220,000	Cablevision Systems Corp., Cl. A	38,358,360	38,918,000
18,000	Charter Communications Inc., Cl. A†	3,265,403	3,295,800
25,000	Cogeco Cable Inc.	684,204	1,116,029
70,000	Cogeco Inc.	1,589,491	2,592,686
30,000	Comcast Corp., Cl. A	607,961	1,692,900
410,000	DISH Network Corp., Cl. A†	11,802,789	23,443,800
303,000	EchoStar Corp., Cl. A†	9,947,776	11,850,330
167,000	Liberty Global plc, Cl. A†	2,141,171	7,074,120
167,000	Liberty Global plc, Cl. C†	2,074,077	6,808,590
7,500	Liberty Global plc LiLAC, Cl. A†	77,205	310,275
7,500	Liberty Global plc LiLAC, Cl. C†	93,828	322,500
90,000	Rogers Communications Inc., Cl. B	2,426,676	3,101,400
12,000	Shaw Communications Inc., Cl. B	148,195	206,280
1,550,000	Sky plc	16,878,709	25,409,461
62,000	Time Warner Cable Inc.	6,299,128	11,506,580
50,000	Tokyo Broadcasting System Holdings Inc.	683,652	802,862

		97,078,625	138,451,613

	Computer Services Software and Systems — 0.1%
345,026	Internap Corp.†	2,294,678	2,208,166

	Telecommunications — 12.6%
75,000	AT&T Inc.	2,566,500	2,580,750
50,000	Atlantic Tele-Network Inc.	1,670,220	3,911,500
610,000	BCE Inc.	17,826,219	23,558,200

Shares		Cost	Market Value

24,200,000	Cable & Wireless Communications plc	$15,649,954	$26,507,157
300,000	CenturyLink Inc.	9,480,023	7,548,000
4,000,000	Cincinnati Bell Inc.†	13,360,023	14,400,000
35,000	Deutsche Telekom AG	428,748	634,828
525,000	Deutsche Telekom AG, ADR	6,447,740	9,387,000
330,000	Global Telecom Holding SAE, GDR†	1,321,593	429,000
40,000	Harris Corp.	3,115,629	3,476,000
1,440,000	Koninklijke KPN NV	4,192,069	5,464,729
18,000	Koninklijke KPN NV, ADR	80,480	68,940
475,000	Level 3 Communications Inc.†	15,119,403	25,821,000
120,000	Loral Space & Communications Inc.†	5,025,053	4,885,200
2,200	Mobistar SA†	33,392	53,388
35,200	NextGenTel Holding	257,885	134,411
300,000	Nippon Telegraph & Telephone Corp.	7,422,571	12,070,386
330,000	Orascom Telecom Media and Technology Holding SAE, GDR†	534,301	227,700
80,000	Pharol SGPS SA†	102,364	23,561
220,000	Pharol SGPS SA, ADR†	182,432	52,008
75,877	Philippine Long Distance Telephone Co., ADR	4,184,730	3,243,742
145,000	Proximus SA	4,628,591	4,727,387
2,000	PT Indosat Tbk†	1,061	798
1,000	Shenandoah Telecommunications Co.	15,867	43,050
2,300,000	Singapore Telecommunications Ltd.	5,695,042	5,953,170
715,000	Sprint Corp.†	4,154,886	2,588,300
121,000	Swisscom AG, ADR	4,440,719	6,053,630
8,000	Tele2 AB, Cl. B	141,042	80,318
170,000	Telecom Italia SpA, ADR†	2,206,728	2,150,500
225,000	Telefonica Brasil SA, ADR	4,053,552	2,031,750
53,000	Telefonica Deutschland Holding AG	280,618	281,712
535,000	Telefonica SA, ADR	9,748,924	5,917,100
1,000,000	Telekom Austria AG	7,767,364	5,480,509
340,000	Telenet Group Holding NV†	15,333,232	18,389,863
535,000	Telephone & Data Systems Inc.	14,489,312	13,851,150
60,000	Telesites SAB†	45,551	39,131
760,000	Verizon Communications Inc.	24,719,119	35,127,200
322,000	VimpelCom Ltd., ADR	2,691,429	1,056,160

		209,414,366	248,249,228

	Wireless Communications — 3.4%
60,000	America Movil SAB de CV, Cl. L, ADR	1,015,391	843,600

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications (Continued)
69,000	China Mobile Ltd., ADR	$2,765,327	$3,886,770
53,000	China Unicom Hong Kong Ltd., ADR	665,499	639,180
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	69
63,000	Millicom International Cellular SA	5,358,444	3,635,730
205,000	Millicom International Cellular SA, SDR	15,769,619	11,814,617
6,500	Mobile TeleSystems PJSC, ADR	86,498	40,170
465,000	NTT DoCoMo Inc.	7,286,947	9,609,884
135,000	SK Telecom Co. Ltd., ADR	2,383,798	2,720,250
400	SmarTone Telecommunications Holdings Ltd.	207	609
30,000	Tim Participacoes SA, ADR	634,131	254,400
430,000	Turkcell Iletisim Hizmetleri A/S, ADR	6,062,903	3,650,700
356,000	United States Cellular Corp.†	15,853,968	14,528,360
463,700	Vodafone Group plc, ADR	18,728,021	14,958,962

		76,610,772	66,583,301

	TOTAL COMMUNICATIONS	385,398,441	455,492,308

	OTHER — 6.7%
	Aerospace — 1.0%
2,275,000	Rolls-Royce Holdings plc	19,839,160	19,284,493
210,892,500	Rolls-Royce Holdings plc, Cl. C†	325,165	310,900

		20,164,325	19,595,393

	Aviation: Parts and Services — 0.1%
20,000	Curtiss-Wright Corp.	603,135	1,370,000

	Building and Construction — 0.1%
12,000	Acciona SA	1,140,701	1,031,288

	Business Services — 0.6%
1,425,000	Clear Channel Outdoor Holdings Inc., Cl. A†	6,705,010	7,965,750
35,000	Macquarie Infrastructure Corp.	606,002	2,541,000
17,500	Vectrus Inc.†	316,783	365,575

		7,627,795	10,872,325

	Computer Software and Services — 0.3%
750,000	EarthLink Holdings Corp.	3,600,951	5,572,500

	Diversified Industrial — 0.3%
1,000	Alstom SA†	31,457	30,608

Shares		Cost	Market Value

24,000	Bouygues SA	$757,076	$953,172
4,000	Donaldson Co. Inc.	133,040	114,640
105,000	ITT Corp.	2,173,813	3,813,600
13,000	Raven Industries Inc.	319,881	202,800
13,000	Svenska Cellulosa AB, Cl. A	218,528	378,383
115,000	Twin Disc Inc.	2,638,721	1,209,800

		6,272,516	6,703,003

	Electronics — 0.9%
120,000	Corning Inc.	1,351,387	2,193,600
630,000	Sony Corp., ADR	11,429,644	15,504,300

		12,781,031	17,697,900

	Entertainment — 0.8%
610,000	Grupo Televisa SAB, ADR	15,084,887	16,598,100

	Financial Services — 0.4%
168,000	Kinnevik Investment AB, Cl. A	3,583,754	5,244,123
78,000	Kinnevik Investment AB, Cl. B	2,472,948	2,420,911

		6,056,702	7,665,034

	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	336,453

	Machinery — 1.2%
94,000	Astec Industries Inc.	3,325,266	3,825,800
1,000	Flowserve Corp.	38,156	42,080
85,000	The Gorman-Rupp Co.	1,988,815	2,272,050
500,000	Xylem Inc.	14,004,416	18,250,000

		19,356,653	24,389,930

	Metals and Mining — 0.3%
170,000	Freeport-McMoRan Inc.	2,677,459	1,150,900
51,000	Haynes International Inc.	2,535,540	1,871,190
44,000	Materion Corp.	1,078,021	1,232,000
17,000	Vulcan Materials Co.	797,880	1,614,490

		7,088,900	5,868,580

	Transportation — 0.7%
325,000	GATX Corp.	9,457,014	13,828,750
30,014	Providence and Worcester Railroad Co.	443,758	415,394

		9,900,772	14,244,144

	TOTAL OTHER	109,940,324	131,944,650

	TOTAL COMMON STOCKS	1,537,546,413	1,972,313,233

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	COMMUNICATIONS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	695,010	1,007,160

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	WARRANTS — 0.0%
	ENERGY AND UTILITIES — 0.0%
	Natural Gas Integrated — 0.0%
1,100,000	Kinder Morgan Inc., expire 05/25/17†	$1,813,464	$66,110

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
80,000	Bharti Airtel Ltd., expire 08/04/16†(b)	381,976	411,647

	TOTAL WARRANTS	2,195,440	477,757

	TOTAL INVESTMENTS — 100.6%	$1,540,436,863	1,973,798,150

	Other Assets and Liabilities (Net) — (0.6)%		(11,352,100)

	NET ASSETS — 100.0%		$1,962,446,050

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the market value of the Rule 144A security amounted to $411,647 or 0.02% of net assets.

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $1,536,751,465)	$1,968,573,650
Investments in affiliates, at value (cost $3,685,398)	5,224,500
Receivable for investments sold	14,842,387
Receivable for Fund shares sold	2,144,071
Dividends receivable	3,675,437
Prepaid expenses	70,613

Total Assets	1,994,530,658

Liabilities:
Payable to custodian	15,673
Payable for investments purchased	7,649,279
Payable for Fund shares redeemed	7,499,143
Payable for investment advisory fees	1,679,853
Payable for distribution fees	860,681
Payable for accounting fees	7,500
Line of credit payable	13,860,000
Other accrued expenses	512,479

Total Liabilities	32,084,608

Net Assets (applicable to 249,014,156 shares outstanding)	$1,962,446,050

Net Assets Consist of:
Paid-in capital	$1,538,831,206
Undistributed net investment income	3,322,814
Accumulated net realized loss on investments and foreign currency transactions	(13,048,224)
Net unrealized appreciation on investments	433,361,287
Net unrealized depreciation on foreign currency translations	(21,033)

Net Assets	$1,962,446,050

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($371,419,207 ÷ 42,681,377 shares outstanding)	$8.70

Class A:
Net Asset Value and redemption price per share ($713,207,612 ÷ 80,891,765 shares outstanding)	$8.82

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$9.36

Class C:
Net Asset Value and offering price per share ($736,494,048 ÷ 109,725,488 shares outstanding)	$6.71	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($141,325,183 ÷ 15,715,526 shares outstanding)	$8.99

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $1,428,270)	$69,422,622
Dividends - Affiliated	187,920
Interest	37,610

Total Investment Income	69,648,152

Expenses:
Investment advisory fees	24,468,526
Distribution fees - Class AAA	1,283,523
Distribution fees - Class A	2,191,646
Distribution fees - Class C	8,763,963
Shareholder services fees	2,030,615
Shareholder communications expenses	473,417
Custodian fees	309,997
Registration expenses	160,795
Trustees’ fees	139,469
Legal and audit fees	73,667
Interest expense	62,035
Accounting fees	45,000
Miscellaneous expenses	156,859

Total Expenses	40,159,512

Less:
Expenses paid indirectly by broker (See Note 6)	(10,403)

Net Expenses	40,149,109

Net Investment Income	29,499,043

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	232,093,191
Net realized gain on investments - affiliated	4,931
Net realized loss on foreign currency transactions	(245,221)

Net realized gain on investments and foreign currency transactions	231,852,901

Net change in unrealized appreciation/depreciation:
on investments	(482,144,396)
on foreign currency translations	43,146

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(482,101,250)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(250,248,349)

Net Decrease in Net Assets Resulting from Operations	$(220,749,306)

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$29,499,043	$46,562,126
Net realized gain on investments and foreign currency transactions	231,852,901	34,072,784
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(482,101,250)	191,891,483

Net Increase/(Decrease) in Net Assets Resulting from Operations	(220,749,306)	272,526,393

Distributions to Shareholders:
Net investment income
Class AAA	(5,716,875)	(10,010,261)
Class A	(9,544,422)	(14,723,154)
Class C	(12,183,754)	(16,760,627)
Class I	(1,923,225)	(2,685,886)

	(29,368,276)	(44,179,928)

Net realized gain
Class AAA	(44,494,472)	(8,049,038)
Class A	(74,284,304)	(11,838,575)
Class C	(94,826,237)	(13,476,863)
Class I	(14,968,474)	(2,159,664)

	(228,573,487)	(35,524,140)

Return of capital
Class AAA	(3,529,934)	(105,610,805)
Class A	(5,893,286)	(155,333,037)
Class C	(7,522,965)	(176,828,893)
Class I	(1,187,512)	(28,336,788)

	(18,133,697)	(466,109,523)

Total Distributions to Shareholders	(276,075,460)	(545,813,591)

Shares of Beneficial Interest Transactions:
Class AAA	(349,671,407)	137,689,091
Class A	(351,832,769)	202,230,814
Class C	(177,103,835)	196,796,662
Class I	(81,173,972)	90,300,102

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(959,781,983)	627,016,669

Redemption Fees	29,403	34,190

Net Increase/(Decrease) in Net Assets	(1,456,577,346)	353,763,661
Net Assets:
Beginning of year	3,419,023,396	3,065,259,735

End of year (including undistributed net investment income of $3,322,814 and $4,452,566, respectively)	$1,962,446,050	$3,419,023,396

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2015	$10.50	$0.11	$(1.07)	$(0.96)	$(0.09)	$(0.70)	$(0.05)	$(0.84)	$0.00	$ 8.70	(8.3)%	$ 371,419	1.42%	1.39%(c)	8%
2014	11.24	0.18	0.76	0.94	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.50	8.9	820,328	1.64	1.36	9
2013	10.86	0.18	1.88	2.06	(0.14)	(0.20)	(1.34)	(1.68)	0.00	11.24	20.2	738,742	1.60	1.37	11
2012	12.06	0.16	0.32	0.48	(0.10)	(0.20)	(1.38)	(1.68)	0.00	10.86	4.3	590,457	1.36	1.39	15
2011	12.76	0.16	0.82	0.98	(0.12)	(0.02)	(1.54)	(1.68)	0.00	12.06	8.0	686,609	1.32	1.40	22
Class A
2015	$10.64	$0.12	$(1.10)	$(0.98)	$(0.09)	$(0.70)	$(0.05)	$(0.84)	$0.00	$ 8.82	(8.3)%	$ 713,208	1.45%	1.39%(c)	8%
2014	11.36	0.18	0.78	0.96	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.64	9.0	1,231,349	1.64	1.36	9
2013	10.96	0.18	1.90	2.08	(0.14)	(0.20)	(1.34)	(1.68)	0.00	11.36	20.2	1,109,532	1.60	1.37	11
2012	12.16	0.16	0.32	0.48	(0.10)	(0.20)	(1.38)	(1.68)	0.00	10.96	4.3	931,577	1.37	1.39	15
2011	12.84	0.16	0.84	1.00	(0.12)	(0.02)	(1.54)	(1.68)	0.00	12.16	8.2	936,899	1.32	1.40	22
Class C
2015	$ 8.40	$0.05	$(0.90)	$(0.85)	$(0.09)	$(0.70)	$(0.05)	$(0.84)	$0.00	$ 6.71	(9.1)%	$ 736,494	0.73%	2.14%(c)	8%
2014	9.38	0.08	0.62	0.70	(0.14)	(0.10)	(1.44)	(1.68)	0.00	8.40	8.1	1,111,695	0.89	2.11	9
2013	9.36	0.08	1.62	1.70	(0.14)	(0.20)	(1.34)	(1.68)	0.00	9.38	19.5	1,037,073	0.85	2.12	11
2012	10.70	0.06	0.28	0.34	(0.10)	(0.20)	(1.38)	(1.68)	0.00	9.36	3.5	880,503	0.62	2.14	15
2011	11.58	0.06	0.74	0.80	(0.12)	(0.02)	(1.54)	(1.68)	0.00	10.70	7.3	901,840	0.57	2.15	22
Class I
2015	$10.80	$0.14	$(1.11)	$(0.97)	$(0.09)	$(0.70)	$(0.05)	$(0.84)	$0.00	$ 8.99	(8.1)%	$ 141,325	1.70%	1.14%(c)	8%
2014	11.48	0.20	0.80	1.00	(0.14)	(0.10)	(1.44)	(1.68)	0.00	10.80	9.3	255,651	1.86	1.11	9
2013	11.04	0.22	1.90	2.12	(0.14)	(0.20)	(1.34)	(1.68)	0.00	11.48	20.4	179,913	1.85	1.12	11
2012	12.20	0.20	0.32	0.52	(0.10)	(0.20)	(1.38)	(1.68)	0.00	11.04	4.6	161,415	1.68	1.14	15
2011	12.86	0.20	0.82	1.02	(0.12)	(0.02)	(1.54)	(1.68)	0.00	12.20	8.3	95,944	1.58	1.15	22

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 2 reverse stock split on March 6, 2015 (See Note 8).
††	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1. Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES
Merchant Energy	$ 29,945,344	—	$ 0	$ 29,945,344
Natural Gas Utilities	112,565,953	$5,224,500	—	117,790,453
Other Industries (a)	1,237,140,478	—	—	1,237,140,478
COMMUNICATIONS(a)	455,492,308	—	—	455,492,308
OTHER
Aerospace	19,284,493	310,900	—	19,595,393
Other Industries (a)	112,349,257	—	—	112,349,257

Total Common Stocks	1,966,777,833	5,535,400	0	1,972,313,233

Convertible Preferred Stocks (a)	1,007,160	—	—	1,007,160
Warrants (a)	66,110	411,647	—	477,757

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,967,851,103	$5,947,047	$ 0	$1,973,798,150

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2015, the Fund held no investments in equity contract for difference swap agreements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease undistributed net investment income by $1,260,519 and decrease accumulated net realized loss on investments and foreign currency transactions by $1,274,767, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$29,368,276	$47,497,828
Long term capital gains	228,573,487	32,206,240
Return of capital	18,133,697	466,109,523

Total distributions paid	$276,075,460	$545,813,591

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, and may cause such gains to be treated as ordinary income. Distributions

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$423,614,895
Other temporary differences (a)	(51)

Total	$423,614,844

(a)	Other temporary differences are primarily due to adjustments on distributions payable.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, tax basis adjustments on investments in partnerships, and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,550,162,221	$543,180,607	$(119,544,678)	$423,635,929

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $187,128,986 and $1,090,838,809, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $607,900 to G.research, LLC, an affiliate of the Adviser. Additionally the Distributor retained a total of $1,127,703 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $10,403.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

During the year ended December 31, 2015, the Fund engaged in sale transactions with funds that have a common investment adviser. These sale transactions complied with Rule 17a-7 under the Act and amount to $21,181,305.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2015, borrowings of $13,860,000 were outstanding under the line of credit.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $5,309,896 with a weighted average interest rate of 1.12%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $69,965,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

As approved by the Board of Directors, the Fund effected a 1 for 2 reverse stock split on March 6, 2015. The net asset value of each share class increased proportionately at that time.

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	9,543,611	$67,465,336	50,179,017	$274,133,538
Shares issued upon reinvestment of distributions	6,528,236	46,859,406	19,781,770	107,624,985
Shares redeemed	(69,258,903)	(463,996,149)	(45,195,413)	(244,069,432)
Share reduction from 1 for 2 reverse stock split	(60,236,385)	—	—	—

Net increase/(decrease)	(113,423,441)	$(349,671,407)	24,765,374	$137,689,091

Class A
Shares sold	14,667,673	$116,194,342	66,665,561	$369,817,270
Shares issued upon reinvestment of distributions	9,292,802	69,521,979	24,705,115	135,948,377
Shares redeemed	(78,424,819)	(537,549,090)	(55,048,437)	(303,534,833)
Share reduction from 1 for 2 reverse stock split	(96,231,492)	—	—	—

Net increase/(decrease)	(150,695,836)	$(351,832,769)	36,322,239	$202,230,814

Class C
Shares sold	18,300,907	$111,972,785	57,994,704	$260,862,701
Shares issued upon reinvestment of distributions	15,059,313	88,752,403	35,446,618	157,055,424
Shares redeemed	(68,394,621)	(377,829,023)	(49,962,085)	(221,121,463)
Share reduction from 1 for 2 reverse stock split	(119,958,972)	—	—	—

Net increase/(decrease)	(154,993,373)	$(177,103,835)	43,479,237	$196,796,662

Class I
Shares sold	4,636,261	$38,457,839	22,152,441	$124,397,685
Shares issued upon reinvestment of distributions	1,937,391	14,608,140	4,843,540	26,938,483
Shares redeemed	(18,735,617)	(134,239,951)	(10,974,432)	(61,036,066)
Share reduction from 1 for 2 reverse stock split	(19,463,756)	—	—	—

Net increase/(decrease)	(31,625,721)	$(81,173,972)	16,021,549	$90,300,102

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2015 is set forth below:

	Beginning Shares	Shares Sold	Ending Shares	Dividend Income	Realized Gain	Value at December 31, 2015	Percent Owned of Shares Outstanding
Corning Natural Gas Holding Co.	325,032	(1,032)	324,000	$187,920	$4,931	$5,224,500	13.17%

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Utilities Fund (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee Age: 73	Since 1999	29

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 80	Since 1999	36	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Trustee Age: 72	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)
Mary E. Hauck Trustee Age: 73	Since 2000	4	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Trustee Age: 47	Since 2009	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—
Werner J. Roeder, MD Trustee Age: 75	Since 1999	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 64	Since 2003

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013

Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006

President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013

Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.107, $0.106, $0.062, and $0.127 per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $228,573,487 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2015 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Chairman and

Chief Executive Officer,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President and

Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior

Portfolio Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB470Q415AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $29,500 for 2014 and $30,339 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2014 and $3,600 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 for 2014 and $34,038 for 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,645 for 2014 and $37,638 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Utilities Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2016

* Print the name and title of each signing officer under his or her signature.